EXHIBIT 10.1

RECEIVABLES CONTRIBUTION AGREEMENT

by and between

WORLD OMNI [SELECT] AUTO [RECEIVABLES] TRUST 20[ ]-[ ]

and

WORLD OMNI [SELECT] AUTO [RECEIVABLES] GRANTOR TRUST 20[ ]-[ ]

Dated as of [ ], 20[ ]

RECEIVABLES CONTRIBUTION AGREEMENT1

This RECEIVABLES CONTRIBUTION AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [               ], 20[   ], is by and between World Omni [Select] Auto [Receivables] Trust 20[ ]-[ ], a Delaware statutory trust (the “Issuing Entity”), and World Omni [Select] Auto [Receivables] Grantor Trust 20[ ]-[ ], a Delaware statutory trust (the “Grantor Trust”).

AGREEMENTS

WHEREAS, on the Closing Date, World Omni Financial Corp. (the “Seller”) has sold automobile retail installment contracts and related rights to World Omni Auto Receivables LLC (the “Depositor”).

WHEREAS, the Depositor has sold such contracts and related rights to the Issuing Entity pursuant to the Sale and Servicing Agreement;

[WHEREAS, the Issuing Entity intends to contribute or otherwise transfer such contracts and related rights, or interests therein, to the Grantor Trust pursuant to this Agreement in exchange for the Grantor Trust Certificate;]

[WHEREAS, the Grantor Trust intends to pledge such contracts and related rights to [                              ], as indenture trustee (the “Indenture Trustee”), and the Issuing Entity will issue notes backed by the Grantor Trust Certificate pursuant to the Indenture, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Indenture”), among the Issuing Entity, the Grantor Trust, the Indenture Trustee, and [ ], as account bank (the “Account Bank”);] and

WHEREAS, World Omni Financial Corp., a Florida Corporation (the “Servicer”), is willing to service such contracts in accordance with the terms of the Sale and Servicing Agreement, dated as of the date hereof, among the Issuing Entity, the Grantor Trust, the Depositor and the Servicer.

NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual agreements and subject to the terms and conditions contained herein, the parties hereto agree as follows:

Article I
DEFINITIONS

Section 1.1      Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned them in Part I of Appendix A to the Sale and Servicing Agreement, dated as of the date hereof (the “Sale and Servicing Agreement”), among the Issuing Entity, the Grantor Trust, the Depositor, the Seller, as servicer, and [ ], as Account Bank. All references herein to “the Agreement” or “this Agreement” are to this Receivables Contribution Agreement as it may be amended, supplemented or modified from time to time, the exhibits and schedules hereto and the capitalized terms used herein, which are defined in Part I of such Appendix A, and all references herein to articles, sections and subsections are to articles, sections or subsections of this agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

1 Note: To be utilized if an underlying grantor trust is included in an issuance.

Article II
CONVEYANCE OF RECEIVABLES

Section 2.1         Conveyance of [Initial] Receivables.

(a)            In consideration of the Grantor Trust’s delivery to or upon the order of the Issuing Entity of the Grantor Trust Certificate, on the Closing Date the Issuing Entity does hereby sell, transfer, assign, set over and otherwise convey to the Grantor Trust, without recourse (subject to the obligations of the Grantor set forth herein), pursuant to an assignment in the form attached hereto as Exhibit A (the “[Initial] RCA Assignment”) all right, title and interest of the Issuing Entity, whether now or hereafter acquired, and wherever located, in and to the following:

(i)            the [Initial] Receivables identified in the Schedule of Receivables to the [Initial] RCA Assignment delivered to the Grantor Trust (all of which are identified in World Omni’s computer files by a code indicating the [Initial] Receivables are owned by the Grantor Trust and pledged to the Indenture Trustee) and all monies received thereon and in respect thereof after the [Initial] Cutoff Date;

(ii)           the security interests in, and the liens on, the Financed Vehicles granted by Obligors in connection with the [Initial] Receivables and any other interest of the Issuing Entity in such Financed Vehicles;

(iii)          any proceeds with respect to the [Initial] Receivables from claims on any physical damage, credit life or disability insurance policies covering such Financed Vehicles or Obligors;

(iv)          any Financed Vehicle that shall have secured [a] [an Initial] Receivable and shall have been acquired by or on behalf of the Depositor, the Servicer or the Issuing Entity;

(v)           the Receivables Purchase Agreement and the Sale and Servicing Agreement;

(vi)          all “accounts,” “chattel paper,” “general intangibles” and “promissory notes” (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the foregoing; and

(vii)         the proceeds of any and all of the foregoing; provided, however, that the foregoing items (i) through (vii) shall not include the Purchase Price.

(b)            [During the [Funding Period][Revolving Period], in consideration of the Grantor Trust’s delivery on the related Subsequent Transfer Date, if any, to or upon the order of the Issuing Entity of [the amount described in Section 5.01(d) of the Sale and Servicing Agreement][an amount equal to the aggregate Starting Principal Balance less the Yield Supplement Overcollateralization Amount for such Subsequent Receivables as of the related Subsequent Cutoff Date on deposit in the Accumulation Account pursuant to Sections 5.06(ii)[[(E)][(G)]] and [(I)] of the Sale and Servicing Agreement, to be delivered to the Issuing Entity and the increase in the value of the Grantor Trust Certificate as a result of such sale, the Issuing Entity does hereby agree to sell, transfer, assign, set over and otherwise convey to the Grantor Trust, without recourse (except as provided herein), pursuant to an assignment in substantially the form of Exhibit B (a “Subsequent Transfer RCA Assignment”), all right, title and interest of the Issuing Entity in, to and under:

(i)            the Subsequent Receivables identified in the Subsequent Transfer RCA Assignment (all of which are identified in World Omni’s computer files by a code indicating such Subsequent Receivables are owned by the Grantor Trust and pledged to the Indenture Trustee) and all monies received thereon and in respect thereof after the related Subsequent Cutoff Date;

(ii)            the security interests in, and the liens on, the Financed Vehicles granted by Obligors in connection with the Subsequent Receivables and any other interest of the Issuing Entity in the Financed Vehicles;

(iii)            any proceeds with respect to the Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering the Financed Vehicles or Obligors;

(iv)            any Financed Vehicle that shall have secured a Subsequent Receivable and shall have been acquired by or on behalf of the Depositor, the Servicer or the Issuing Entity;

(v)            all “accounts,” “chattel paper,” “general intangibles” and “promissory notes” (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the foregoing; and

(vi)            the proceeds of any and all of the foregoing; provided, however, that the foregoing items (i) through (vi) shall not include the Purchase Price.]

(c)            In connection with the purchase and sale of the Grantor Trust Collateral hereunder, the Issuing Entity agrees, at its own expense, (i) to annotate and indicate on its books and records that the Receivables were sold and transferred to the Grantor Trust pursuant to this Agreement, (ii) to deliver to the Grantor Trust (or its designee) all Collections on the Receivables, if any, received on or after the [applicable] Cutoff Date, and (iii) to deliver to the Grantor Trust the [Initial] RCA Assignment [and the Subsequent Transfer RCA Assignment (the Subsequent Transfer RCA Assignment together with the Initial RCA Assignment, the “RCA Assignment”)].

(d)            In consideration of the sale of the Receivables from the Issuing Entity to the Grantor Trust as provided herein, the Grantor Trust shall deliver to, or upon the order of, the Issuing Entity the Grantor Trust Certificate (the “Purchase Price”).

Section 2.2         Intent of the Parties.

It is the intention of the parties that each conveyance hereunder from the Issuing Entity to the Grantor Trust constitute (and shall be construed and treated for all purposes, other than for tax purposes, as) a true and complete sale of the Receivables and the other property of the Issuing Entity specified in Section 2.1 hereof, conveying good title thereto free and clear of any liens and encumbrances, from the Issuing Entity to the Grantor Trust. However, in the event that such conveyance is deemed to be a pledge to secure a loan (in spite of the express intent of the parties hereto that this conveyance constitutes, and shall be construed and treated for all purposes, other than for tax purposes, as a true and complete sale), the Issuing Entity hereby grants to the Grantor Trust, a first priority perfected security interest in all of the Issuing Entity’s right, title and interest in, to and under the Receivables and the other property of the Issuing Entity specified in Section 2.1 hereof whether now existing or hereafter created and all proceeds of the foregoing to secure the loan deemed to be made in connection with such pledge and, in such event, this Agreement shall constitute a security agreement under applicable law.

Article III
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.1         Representations and Warranties of the Issuing Entity Regarding the Receivables.

The Issuing Entity makes the following representations and warranties to the Grantor Trust regarding each Receivable as of the Closing Date [and each Subsequent Closing Date], which shall survive the sale, transfer and assignment of the Receivables and on which representations and warranties the Grantor Trust shall rely in acquiring the Receivables. The Issuing Entity further acknowledges that the Grantor Trust and its permitted assignees rely on the representations and warranties of the Issuing Entity under this Agreement, the Depositor under the Sale and Servicing Agreement and of the Seller under the Receivables Purchase Agreement in accepting the Receivables and executing and delivering the Grantor Trust Certificate.

(a)            Receivables. Pursuant to Section[s] 2.1(a) [and 2.1(b)], the Issuing Entity assigns to the Grantor Trust all of its right, title and interest in, to and under the Receivables Purchase Agreement and the Sale and Servicing Agreement. Such assigned right, title and interest includes the benefit of the representations and warranties that the Seller made to the Depositor and the Issuing Entity pursuant to Section 3.01(a)  and (b) of the Sale and Servicing Agreement. The Issuing Entity hereby represents and warrants to the Grantor Trust that the Issuing Entity has taken no action which would cause such representations and warranties of the Depositor or the Seller to be false in any material respect as of the Closing Date [and each Subsequent Closing Date].

(b)            Good Title. Immediately prior to the conveyance of each Receivable to the Grantor Trust pursuant to this Agreement and [the][each] RCA Assignment, the Issuing Entity had good and marketable title thereto, free and clear of all Liens except for liens and encumbrances that will be released concurrent with the transfer of Receivables pursuant to the Receivables Purchase Agreement.

(c)            All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Issuing Entity a first perfected ownership interest in the Receivables, and to give the Indenture Trustee a first perfected security interest therein, shall have been made.

(d)            Value Given. The Grantor Trust shall have given reasonably equivalent value to the Issuing Entity in consideration for the transfer by the Issuing Entity to the Grantor Trust of each of the Receivables under this Agreement.

Section 3.2         Repurchase [or Substitution] of Receivables.

(a)            The Issuing Entity agrees to enforce its rights under Sale and Servicing Agreement for the benefit of the Grantor Trust to cause World Omni or the Servicer, as applicable, to repurchase [or substitute] Receivables materially and adversely affected by a breach of the representations and warranties set forth in Section 3.01(a) of the Sale and Servicing Agreement, all in the manner set forth in Section 3.02(b) of such agreement (each, a “Repurchase Event”). This repurchase [or substitution] obligation of World Omni shall constitute the sole remedy of WOAR, the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee, the Indenture Trustee, the Noteholders, the Owner Trustee, the Certificateholders or any other Person against the Issuing Entity, the Depositor, the Servicer or World Omni with respect to any Repurchase Event.

(b)            The Issuing Entity agrees to cooperate with the Grantor Trust to cause World Omni to cooperate with the Requesting Party in any dispute resolution proceeding pursuant to, and be bound by the dispute resolution terms in, Section 3.02(c) of the Sale and Servicing Agreement as if they were part of this Agreement.

Section 3.3      Representations and Warranties of the Issuing Entity.

The Issuing Entity makes the following representations and warranties to the Grantor Trust as of the date of this Agreement, which shall survive delivery of the Receivables, and on which representations and warranties the Grantor Trust shall rely in issuing the Grantor Trust Certificate.

(a)            Organization and Good Standing. The Issuing Entity has been duly organized and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and has, the requisite power, authority and legal right to acquire and own the Receivables.

(b)            Due Qualification. The Issuing Entity is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary material licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications except where the failure to be so qualified or to have obtained such licenses or approvals would not have a material adverse effect on the Issuing Entity’s earnings, business affairs or business prospects.

(c)            Power and Authority. The Issuing Entity has (i) the power and authority to execute and deliver this Agreement and carry out its terms, (ii) full power and authority to sell and assign the property to be sold and assigned to and deposited with the Grantor Trust and (iii) duly authorized such sale and assignment and deposit to the Grantor Trust by all necessary statutory trust action; and the execution, delivery and performance of this Agreement have been duly authorized by the Issuing Entity by all necessary statutory trust action.

(d)            Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Issuing Entity enforceable against the Issuing Entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors’ rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(e)            No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the Trust Agreement or the Certificate of Trust; (ii) breach, conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Issuing Entity is a party or by which it is bound; (iii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or, (iv) to the best of the Issuing Entity’s knowledge, violate any order, rule or regulation applicable to the Issuing Entity of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuing Entity or its properties except, in the case of clauses (ii), (iii) and (iv), for such breaches, defaults, conflicts, liens or violations that would not have a material adverse effect on the Issuing Entity’s earnings, business affairs or business prospects.

(f)            No Proceedings. To the best of the Issuing Entity’s knowledge, there are no proceedings or investigations pending or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuing Entity or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Issuing Entity of its obligations under, or the validity or enforceability of, this Agreement or (iv) which could reasonably be expected to adversely affect the U.S. federal or state income tax attributes of the Notes or the Certificates.

(g)            No Consents. All authorizations, licenses, consents, orders or approvals of, or registrations or declarations with, any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Issuing Entity in connection with the execution and delivery by the Issuing Entity of this Agreement or any of the Basic Documents to which it is a party and the performance by the Issuing Entity of the transactions contemplated by this Agreement or any of the Basic Documents to which it is a party, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Grantor Trust, the Noteholders or the Certificateholders.

Section 3.4      Covenants of the Issuing Entity. The Issuing Entity hereby covenants as to the Receivables the Issuing Entity has contributed to the Grantor Trust hereby that:

(a)            Delivery of Payments. Unless the Monthly Remittance Condition shall then be in effect, the Issuing Entity shall within two (2) Business Days after the Closing Date, transfer all Collections received by it on or after the [applicable] Cutoff Date with respect to any Receivable to, or at the direction of, the Grantor Trust.

(b)            Security Interests. Except for the conveyances hereunder and under the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Indenture and the other Basic Documents, the Issuing Entity will not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, or any interest in, to or under the Receivables except for Liens that will be released contemporaneously with the transfer of the Receivables under the Receivables Purchase Agreement, and the Issuing Entity shall defend the right, title and interest of Grantor Trust in, to and under the Receivables against all claims of third parties claiming through or under the Issuing Entity; provided, however, that the Issuing Entity’s obligations under this Section shall terminate upon the termination of the Grantor Trust pursuant to the Grantor Trust Agreement.

Section 3.5      Representations and Warranties of the Grantor Trust.

The Grantor Trust makes the following representations and warranties to the Issuing Entity as of the date of this Agreement, and on which representations and warranties the Issuing Entity shall rely in contributing the Receivables.

(a)            Organization and Good Standing. The Grantor Trust has been duly organized and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and has, the requisite power, authority and legal right to acquire and own the Receivables.

(b)            Due Qualification. The Grantor Trust is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary material licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications except where the failure to be so qualified or to have obtained such licenses or approvals would not have a material adverse effect on the Grantor Trust’s earnings, business affairs or business prospects.

(c)            Power and Authority. The Grantor Trust has the power and authority to execute and deliver this Agreement and carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Grantor by all necessary statutory trust action.

(d)            Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Grantor Trust enforceable against the Grantor Trust in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors’ rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(e)            No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the Grantor Trust Agreement or the Certificate of Trust of the Grantor Trust; (ii) breach, conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Grantor Trust is a party or by which it is bound; (iii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or, (iv) to the best of the Grantor Trust’s knowledge, violate any order, rule or regulation applicable to the Grantor Trust of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Grantor Trust or its properties except, in the case of clauses (ii), (iii) and (iv), for such breaches, defaults, conflicts, liens or violations that would not have a material adverse effect on the Grantor Trust’s earnings, business affairs or business prospects.

(f)            No Proceedings. To the best of the Grantor Trust’s knowledge, there are no proceedings or investigations pending or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Grantor Trust or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Grantor Trust of its obligations under, or the validity or enforceability of, this Agreement or (iv) which could reasonably be expected to adversely affect the U.S. federal or state income tax attributes of the Notes or the Certificates.

(g)            No Consents. All authorizations, licenses, consents, orders or approvals of, or registrations or declarations with, any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Grantor Trust in connection with the execution and delivery by the Grantor Trust of this Agreement or any of the Basic Documents to which it is a party and the performance by the Grantor Trust of the transactions contemplated by this Agreement or any of the Basic Documents to which it is a party, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Grantor Trust Certificateholder, the Noteholders or the Certificateholders.

Article IV
MISCELLANEOUS PROVISIONS

Section 4.1      Amendment.

(a)            This Agreement may be amended from time to time, upon (i) satisfaction of the Rating Agency Condition or (ii) delivery by the Issuing Entity of an Officer’s Certificate to the the Grantor Trust, the Grantor Trust Trustee, the Owner Trustee and the Indenture Trustee stating such amendment will not materially and adversely affect the interest of any Noteholder or [Unaffiliated] Certificateholder, by a written amendment duly executed and delivered by the Issuing Entity and the Grantor Trust, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Sale and Servicing Agreement, the Trust Agreement, the Grantor Trust Agreement or the Indenture or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders in the Grantor Trust or Receivables.

(b)            This Agreement may also be amended by the Issuing Entity and the Grantor Trust, with the consent of the holders of Notes evidencing at least a majority of the Outstanding Amount of the Controlling Securities (unless (i) the interests of the Noteholders are not affected materially and adversely, as evidenced by an Officer’s Certificate of the Issuing Entity to that effect delivered to the Grantor Trust Trustee and the Indenture Trustee by the Issuing Entity or (ii) satisfaction of the Rating Agency Condition) and the holders of Certificates evidencing at least a majority of the percentage interest of the Certificates (unless (i) the interests of the Certificateholders are not affected materially and adversely and (ii) an Officer’s Certificate of the Issuing Entity to that effect is delivered to the Grantor Trust Trustee and the Owner Trustee by the Issuing Entity), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders in the Grantor Trust or Receivables; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Notes and Certificates that is required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates affected thereby.

(c)            It will not be necessary for the consent of Noteholders or Certificateholders pursuant to Section 4.1(b) to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders will be subject to such reasonable requirements as the Indenture Trustee and Owner Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(d)            Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuing Entity, and the Grantor Trust Trustee on behalf of the Grantor Trust shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent thereto have been satisfied. No amendment, waiver or other modification which adversely affects the rights, privileges, indemnities, duties or obligations of the Owner Trustee or the Grantor Trust Trustee under this Agreement shall be effective without such entity’s prior written consent.

(e)            Promptly after the execution of any such amendment, the Depositor shall furnish a copy of such amendment to each Rating Agency, the Grantor Trust Trustee, the Owner Trustee and the Indenture Trustee.

(f)            [Notwithstanding any other provision of this Agreement, if the consent rights of the Swap [Cap] Counterparty, if any, is required pursuant to the [Swap [Cap] Counterparty Rights Agreement] to amend this Agreement, any such purported amendment shall be null and void ab initio unless the Swap [Cap] Counterparty, if any, consents in writing to such amendment.]

(g)            [Notwithstanding anything to the contrary herein, an Opinion of Counsel shall be delivered to the Depositor, the Grantor Trust Trustee and the Owner Trustee to the effect that such amendment would not cause the Issuing Entity or the Grantor Trust to fail to qualify as a grantor trust for U.S. federal income tax purposes.]

Section 4.2      Protection of Right, Title and Interest in and to Receivables.

(a)            Filings. The Issuing Entity, at its expense, shall cause all financing statements and continuation statements and any other necessary documents perfecting the right, title and interest of the Issuing Entity and the Grantor Trust, respectively, in and to the Receivables and the other property conveyed hereby to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Grantor Trust hereunder in and to the Receivables and the other property conveyed hereby. The Issuing Entity hereby authorizes the filing of such financing statements and ratifies any such financing statements filed prior to the date hereof. The Issuing Entity shall deliver to the Grantor Trust file stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b)            Name Change. The Issuing Entity shall not change its State of organization or its name, identity or entity structure in any manner that could reasonably be expected to make any financing statement or continuation statement filed by the Issuing Entity, the Grantor Trust, or the Grantor Trust’s assigns seriously misleading within the meaning of the UCC, unless it shall give the Grantor Trust written notice thereof at least five days’ prior to such change and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(c)            Relocation. The Issuing Entity shall give the Grantor Trust written notice at least five (5) Business Days prior to any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Issuing Entity shall at all times maintain its principal executive office within the United States.

Section 4.3      Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue. THIS AGREEMENT AND [THE][EACH] RCA ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN §§5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER OR UNDER [THE][EACH] RCA ASSIGNMENT IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 4.4      Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 4.5      Notices. All demands, notices and communications upon or to the Issuing Entity or the Grantor Trust under this Agreement shall be delivered to the Corporate Trust Office of the Owner Trustee or the Grantor Trust Trustee, as applicable.

Section 4.6      Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

Section 4.7      Assignment; Conveyance of Receivables to the Issuing Entity. This Agreement may not be assigned by the Issuing Entity or the Grantor Trust except as contemplated by this Section 4.7. The Issuing Entity acknowledges that the Grantor Trust (or any permitted assign) may make further assignments, conveyances and pledges of the Receivables together with its rights under this Agreement to other Persons pursuant to the Indenture. The Issuing Entity acknowledges and consents to such assignments and pledges and waives any further notice thereof.

Section 4.8      No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Grantor Trust or the Issuing Entity, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 4.9      Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. Each of the parties agree that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by DocuSign or any other digital signature provider) appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Agreement and such other documents may be made by facsimile, email or other electronic transmission. The Grantor Trust Trustee and Owner Trustee shall not be liable for, and shall be indemnified and held harmless under the applicable Basic Document against any loss, liability or expense arising out of the use of electronic or digital signatures and electronic methods of submission with respect to this Agreement, the Basic Documents and any documents or notices delivered to the Grantor Trust Trustee or Owner Trustee pursuant to this Agreement or the related documents, including the risk of the Grantor Trust Trustee or Owner Trustee acting on any unauthorized instructions and the risk of interception and misuse by third parties.

Section 4.10    Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and the Indenture Trustee and, to the extent expressly referenced herein, shall inure to the benefit of the Noteholders and the Certificateholders, who shall be considered to be a third-party beneficiary hereof. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

Section 4.11    Entire Agreement. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

Section 4.12    Headings. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 4.13    Indemnification. The Issuing Entity shall indemnify and hold harmless the Grantor Trust and its officers, directors, employees, agents and assignees (each, an “Indemnified Person”) from and against any loss, liability, expense (including reasonable and documented out of pocket external attorneys’ fees and costs) or damage suffered or sustained by reason of third-party claims which may be asserted against or incurred by the Grantor Trust or any of the permitted assignees (collectively, “Losses”) as a result of the breach of the Issuing Entity’s representations and warranties contained herein and any failure by the Issuing Entity to comply with its obligations under Section 4.2; provided that the Issuing Entity’s repurchase obligation for a breach of representations and warranties set forth in Section 3.2 hereof is the sole remedy therefor, except with respect to matters set forth above. Notwithstanding the foregoing, such indemnity shall not be available to an Indemnified Person to the extent that such Losses (A) have resulted from the negligence, bad faith, fraud or willful misconduct of such Indemnified Person or (B) arise primarily due to the deterioration in the credit quality or market value of the Receivables, Financed Vehicles (or the underlying Obligors thereunder) or otherwise constituting credit recourse for the failure of an Obligor to pay any amount owing with respect to any Receivable.

Section 4.14    Survival.

All representations, warranties, covenants, indemnities and other provisions made by the Issuing Entity herein or in connection herewith shall be considered to have been relied upon by the Grantor Trust, and shall survive the execution and delivery of this Agreement. The terms of Section 4.13 shall survive the termination of this Agreement.

Section 4.15    No Petition Covenant.

Notwithstanding any prior termination of this Agreement, the Issuing Entity shall not, prior to the date which is one year and one day after the final distribution with respect to the Notes to the Note Distribution Account or, with respect to the Certificates, to the Certificateholders or the Certificate Distribution Account, acquiesce, petition or otherwise invoke or cause the Grantor Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Grantor Trust under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Grantor Trust or any substantial part of the property of either of them, or ordering the winding up or liquidation of the affairs of the Grantor Trust under any federal or State bankruptcy or insolvency proceeding.

Section 4.16    Limitation on Liability.

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by [                              ], not individually or personally but solely as Owner Trustee of the Issuing Entity and Grantor Trust Trustee of the Grantor Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity or Grantor Trust, as applicable, is made and intended not as personal representations, undertakings and agreements by [                              ] but is made and intended for the purpose of binding only Issuing Entity or Grantor Trust, as applicable, (c) nothing herein contained shall be construed as creating any liability on [                              ], individually or personally, to perform any covenant either expressed or implied contained herein of the Issuing Entity or Grantor Trust, as applicable, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) [                              ] has made no investigation as to the accuracy or completeness of any representations and warranties made by Issuing Entity or Grantor Trust, as applicable, in this Agreement and (e) under no circumstances shall [                              ] be personally liable for the payment of any indebtedness or expenses of Issuing Entity or Grantor Trust, as applicable, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Issuing Entity or Grantor Trust, as applicable, under this Agreement.

[REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

WORLD OMNI [SELECT] AUTO [RECEIVABLES] TRUST 20[ ]-[ ]

By	[ ], not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

WORLD OMNI [SELECT] AUTO [RECEIVABLES] GRANTOR TRUST 20[ ]-[ ]

By:	[ ], not in its individual capacity but solely as Grantor Trust Trustee

By:
Name:
Title:

[Signature Page to Receivables Contribution Agreement]

EXHIBIT A

FORM OF [INITIAL] RCA ASSIGNMENT

As of [               ], 20[   ], for value received, in accordance with the Receivables Contribution Agreement, dated as of the date hereof, between World Omni [Select] Auto [Receivables] Trust 20[ ]-[ ], a Delaware statutory trust (the “Issuing Entity”), and World Omni [Select] Auto [Receivables] Grantor Trust 20[ ]-[ ], a Delaware statutory trust (the “Grantor Trust”), the Issuing Entity does hereby sell, assign, transfer and otherwise convey unto the Grantor Trust, without recourse, all right, title and interest of the Issuing Entity in, to and under: (a) the [Initial] Receivables identified in the Schedule of Receivables to the [Initial] RCA Assignment delivered to the Issuing Entity (all of which are identified in World Omni’s computer files by a code indicating the [Initial] Receivables are owned by the Grantor Trust and pledged to the Indenture Trustee) and all monies received thereon and in respect thereof after the [Initial] Cutoff Date; (b) the security interests in, and the liens on, the Financed Vehicles granted by Obligors in connection with the [Initial] Receivables and any other interest of the Issuing Entity in such Financed Vehicles; (c) any proceeds with respect to the [Initial] Receivables from claims on any physical damage, credit life or disability insurance policies covering such Financed Vehicles or Obligors; (d) any Financed Vehicle that shall have secured [a] [an Initial] Receivable and shall have been acquired by or on behalf of the Depositor, the Servicer or the Issuing Entity; (e) the Receivables Purchase Agreement and the Sale and Servicing Agreement; (f) all “accounts,” “chattel paper,” “general intangibles” and “promissory notes” (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the foregoing; and (g) the proceeds of any and all of the foregoing; provided, however, that the foregoing items (i) through (vii) shall not include the Purchase Price. The foregoing transfer and assignment does not constitute and is not intended to result in any assumption by the Grantor Trust of any obligation of the Depositor, the Seller, the Servicer, the Issuing Entity or any other Person to the Obligors, Dealers, insurers or any other Person in connection with the [Initial] Receivables, including any insurance policies or any agreement or instrument relating to any of them.

This [Initial] RCA Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Contribution Agreement and is to be governed by the Receivables Contribution Agreement.

Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Receivables Contribution Agreement.

* * * * *

Ex. A-1

IN WITNESS WHEREOF, the undersigned has caused this [Initial] RCA Assignment to be duly executed as of the day and year first written above.

WORLD OMNI [SELECT] AUTO [RECEIVABLES] TRUST 20[ ]-[ ]

By	[ ], not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

Ex. A-2

SCHEDULE A TO [INITIAL] RCA ASSIGNMENT

[INITIAL] SCHEDULE OF RECEIVABLES

The [Initial] Schedule of Receivables is
on file at:

Kirkland & Ellis LLP

4550 Travis Street

Dallas, TX 75205

[EXHIBIT B

FORM OF SUBSEQUENT TRANSFER RCA ASSIGNMENT

As of [               ], 20[   ], for value received, in accordance with the Receivables Contribution Agreement, dated as of the date hereof, between World Omni [Select] Auto [Receivables] Trust 20[ ]-[ ], a Delaware statutory trust (the “Issuing Entity”), and World Omni [Select] Auto [Receivables] Grantor Trust 20[ ]-[ ], a Delaware statutory trust (the “Grantor Trust”), the Issuing Entity does hereby sell, assign, transfer and otherwise convey unto the Grantor Trust, without recourse, all right, title and interest of the Issuing Entity in, to and under: (a) the Subsequent Receivables identified in the Subsequent Transfer RCA Assignment (all of which are identified in World Omni’s computer files by a code indicating such Subsequent Receivables are owned by the Grantor Trust and pledged to the Indenture Trustee) and all monies received thereon and in respect thereof after the related Subsequent Cutoff Date; (b) the security interests in, and the liens on, the Financed Vehicles granted by Obligors in connection with the Subsequent Receivables and any other interest of the Issuing Entity in the Financed Vehicles; (c) any proceeds with respect to the Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering the Financed Vehicles or Obligors; (d) any Financed Vehicle that shall have secured a Subsequent Receivable and shall have been acquired by or on behalf of the Depositor, the Servicer or the Trust; (e) all “accounts,” “chattel paper,” “general intangibles” and “promissory notes” (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the foregoing; and (f) the proceeds of any and all of the foregoing; provided, however, that the foregoing items (i) through (vi) shall not include the Purchase Price. The foregoing transfer and assignment does not constitute and is not intended to result in any assumption by the Grantor Trust of any obligation of the Depositor, the Seller, the Servicer, the Issuing Entity or any other Person to the Obligors, Dealers, insurers or any other Person in connection with the [Initial] Receivables, including any insurance policies or any agreement or instrument relating to any of them.

This Subsequent Transfer RCA Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Contribution Agreement and is to be governed by the Receivables Contribution Agreement.

Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Receivables Contribution Agreement.]

* * * * *

Ex. B-1

[IN WITNESS WHEREOF, the undersigned has caused this Subsequent Transfer RCA Assignment to be duly executed as of the day and year first written above.

WORLD OMNI [SELECT] AUTO [RECEIVABLES] TRUST 20[ ]-[ ]

By	[ ], not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:]

[SCHEDULE A TO SUBSEQUENT TRANSFER RCA ASSIGNMENT

SUBSEQUENT SCHEDULE OF RECEIVABLES

The Subsequent Schedule of Receivables is
on file at:

Kirkland & Ellis LLP

4550 Travis Street

Dallas, TX 75205